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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): May 12, 2006

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                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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         Indiana                         000-21671                35-1887991
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01.  Entry into a Material Definitive Agreement.
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     On May 12, 2006, the Compensation Committee of The National Bank of Indianapolis Corporation approved an increase in the salaries for Morris L. Maurer, President and Chief Executive Officer, and Philip B. Roby, Executive Vice President and Chief Operating Officer, to $311,000 and $275,000, respectively.

Item 9.01.  Financial Statements and Exhibits.
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         (a) - (c)     Not applicable.

         (d)           Exhibits

         10.07 Schedule of Executive Officers Compensation Arrangements (as amended)


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 18, 2006

                                             THE NATIONAL BANK OF
                                             INDIANAPOLIS CORPORATION

                                             By: /s/ Debra L. Ross
                                                 ----------------------------
                                                 Debra L. Ross
                                                 Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number         Description


10.07          Schedule of Executive Officers Compensation Arrangements
               (as amended)